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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2004


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                           iLinc COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)



          Delaware                       1-13725                76-0545043
(State or other jurisdiction      (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)


 2999 North 44th Street, Suite 650, Phoenix, Arizona              85018
      (address of principal executive offices)                 (Zip code)




                                 (602) 952-1200
              (Registrant's telephone number, including aea code)

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS



The following exhibit is filed herewith:


Exhibit Number    Description
------------------------------
99.1              Press release dated June 17, 2004, issued by iLinc
                  Communications, Inc.   Filed herewith.


ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION



On June 17, 2004, iLinc Communications, Inc. ("the Company") reported its fiscal 2004 fourth quarter and year-end results for the period ended March 31, 2004. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iLinc COMMUNICATIONS, INC.


                                          By: /s/ James M. Powers
                                          ------------------------------------
                                          President and Chief Executive Officer
Date:  June 17, 2004


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                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
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 99.1    Copy of press release issued by iLinc Communications, Inc.
         on June 17, 2004.